                                                                    Exhibit 10.6

                                                                 EXECUTION COPY


                                  SERVICING AND
                               CUSTODIAN AGREEMENT

                                      among

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                           as Servicer and Custodian,

                     AMERICREDIT MTN RECEIVABLES TRUST III,
                                   as Debtor,

                                       and

                              JPMORGAN CHASE BANK,
                               as Collateral Agent

                                   dated as of
                                February 25, 2002

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS...................................................................  2

     Section 1.1.  Definitions..........................................................  2
     Section 1.2.  Other Definitional Provisions........................................  5

ARTICLE II ADMINISTRATION AND SERVICING OF RECEIVABLES..................................  6

     Section 2.1.  Duties of the Servicer...............................................  6
     Section 2.2.  Collection of Receivable Payments; Modifications of
                   Receivables; Lock-Box Agreements.....................................  7
     Section 2.3.  Realization upon Receivables.........................................  9
     Section 2.4.  Insurance............................................................ 10
     Section 2.5.  Maintenance of Security Interests in Vehicles........................ 12
     Section 2.6.  Covenants, Representations, and Warranties of Servicer............... 12
     Section 2.7.  Purchase of Receivables Upon Breach of Covenant or
                   Representation and Warranty.......................................... 14
     Section 2.8.  Total Servicing Fee; Payment of Certain Expenses by Servicer......... 15
     Section 2.9.  Servicer's Certificate............................................... 15
     Section 2.10. Annual Statement as to Compliance, Notice of Servicer
                   Termination Event.................................................... 15
     Section 2.11. Annual Servicing Review.............................................. 16
     Section 2.12. Access to Certain Documentation and Information Regarding
                   Receivables.......................................................... 16
     Section 2.13. Monthly Tape......................................................... 17
     Section 2.14. Fidelity Bond and Errors and Omissions Policy........................ 17

ARTICLE III THE SERVICER................................................................ 18

     Section 3.1.  Liability of Servicer; Indemnities................................... 18
     Section 3.2.  Merger or Consolidation of, or Assumption of the Obligations
                   of the Servicer...................................................... 19
     Section 3.3.  Limitation on Liability of Servicer and Others....................... 19
     Section 3.4.  Delegation of Duties................................................. 20
     Section 3.5.  Servicer Not to Resign............................................... 20
     Section 3.6.  Administrative Duties of Servicer.................................... 20

ARTICLE IV SERVICER TERMINATION......................................................... 21

     Section 4.1.  Servicer Termination Event........................................... 21
     Section 4.2.  Consequences of a Servicer Termination Event......................... 22
     Section 4.3.  Appointment of Successor............................................. 23
     Section 4.4.  Notification to Secured Parties...................................... 23
     Section 4.5.  Waiver of Past Defaults.............................................. 23

ARTICLE V THE CUSTODIAN.............................................................. 24

     Section 5.1. Appointment of Custodian; Acknowledgment of Receipt;
                  Monthly Exception Reports.......................................... 24
     Section 5.2. Maintenance of Records at Office................................... 24
     Section 5.3. Duties of Custodian................................................ 24
     Section 5.4. Instructions; Authority to Act..................................... 26
     Section 5.5. Custodian Fee...................................................... 26
     Section 5.6. Indemnification by the Custodian................................... 26
     Section 5.7. Advice of Counsel.................................................. 26
     Section 5.8. Effective Period, Termination, and Amendment; Interpretive
                  and Additional Provisions.......................................... 26
     Section 5.9. Representations, Warranties and Covenants of Custodian............. 27

ARTICLE VI MISCELLANEOUS............................................................. 28

     Section 6.1. Governing Law...................................................... 28
     Section 6.2. Notices............................................................ 28
     Section 6.3. Binding Effect..................................................... 30
     Section 6.4. Severability....................................................... 30
     Section 6.5. Separate Counterparts.............................................. 30
     Section 6.6. Limitation of Liability of Trustee................................. 30
     Section 6.7. Waivers; Amendment................................................. 31
     Section 6.8. Nonpetition Covenants.............................................. 31


  EXHIBITS AND SCHEDULES

  Exhibit A     -  Form of Servicer's Certificate
  Exhibit B     -  Form of Monthly Exception Report
  Exhibit C     -  Scope of Quarterly Audit

  Schedule A  -  Form of Custodian's Acknowledgment

         THIS SERVICING AND CUSTODIAN AGREEMENT, dated as of February 25, 2002, is between AmeriCredit Financial Services, Inc. ("AmeriCredit"), as Servicer (in
                                                  -----------
such capacity, the "Servicer") and as Custodian (in such capacity, the
                    --------
"Custodian"), AmeriCredit MTN Receivables Trust III (the "Trust") and JPMorgan
 ---------                                                -----
Chase Bank, as Collateral Agent (in such capacity, the "Collateral Agent").
                                                        ----------------

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, AmeriCredit MTN Receivables Trust III (the "Trust"),
                                                              -----
AmeriCredit, MBIA Insurance Corporation, as Administrative Agent, and Meridian Funding Company, LLC ("Meridian") have entered into a Note Purchase Agreement,
                       --------
dated as of the date hereof (the "Note Purchase Agreement");
                                  -----------------------

         WHEREAS, the Trust, AmeriCredit, AmeriCredit MTN Corp. III ("AMTN") and the Collateral Agent have entered into a Security Agreement dated as of the date hereof (the "Security Agreement");
             ------------------

         WHEREAS, AmeriCredit, AMTN, the Collateral Agent, and the Trust have entered into a Master Receivables Purchase Agreement, dated as of the date hereof (the "Receivables Purchase Agreement"), pursuant to which the Sellers (as defined in the Receivables Purchase Agreement) agree to sell, transfer and
               ------------------------------
assign to the Trust all of their right, title and interest in and to the Receivables described in the Schedules of Receivables attached to the Supplements (as defined below);

         WHEREAS, pursuant to the Receivables Purchase Agreement, the Sellers and the Trust will enter into Supplements to the Receivables Purchase Agreement from time to time (each a "Supplement"), whereby the Sellers will sell, transfer
                           ----------
and assign to the Trust on the applicable Receivables Transfer Date (as defined in the Receivables Purchase Agreement) all of their right, title and interest in and to Receivables listed on the Schedules of Receivables attached to such Supplements;

         WHEREAS, pursuant to the Security Agreement, the Trust will pledge to the Collateral Agent for the benefit of the Secured Parties all of its right, title and interest in the Collateral, including, but not limited to, the Receivables and the Other Conveyed Property (as defined in the Receivables Purchase Agreement);

         WHEREAS, the Servicer is willing to service the Receivables; and

         WHEREAS, the Collateral Agent wishes to appoint the Custodian to hold the Receivable Files as the custodian on behalf of the Collateral Agent.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

         Section 1.1. Definitions. Whenever used in this Agreement, the
                      -----------
following words and phrases shall have the following meanings:

         "Accounting Date" means, with respect to any Settlement Period the last
          ---------------
day of such Settlement Period.

         "Agreement" means this Agreement, as the same may be amended and
          ---------
supplemented from time to time.

         "AmeriCredit" means AmeriCredit Financial Services, Inc.
          -----------

         "Amount Financed" means, with respect to a Receivable, the aggregate
          ---------------
amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

         "Annual Percentage Rate" of a Receivable means the annual percentage
          ----------------------
rate of finance charges or service charges, as stated in the related Contract.

         "Collateral Agent" means JPMorgan Chase Bank, in its capacity as
          ----------------
Collateral Agent under the Security Agreement.

         "Collateral Insurance" shall have the meaning set forth in Section
          --------------------
2.4(a).

         "Collection Records" means all manually prepared or computer generated
          ------------------
records relating to collection efforts or payment histories with respect to the Receivables.

         "Cram Down Loss" means, with respect to a Receivable, if a court of
          --------------
appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on a Receivable, an amount equal to (i) the excess of the Outstanding Balance of such Receivable immediately prior to such order over the Outstanding Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Outstanding Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the Annual Percentage Rate on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "Custodian" means AmeriCredit acting as agent for the Collateral Agent
          ---------
and any successor Custodian selected pursuant to Section 4.3(a) hereof.

         "Custodian's Acknowledgment" means an acknowledgment from the Custodian
          --------------------------
substantially in the form of Schedule A.

         "Dealer" means a dealer who sold a Financed Vehicle and who originated
          ------
and assigned the respective Receivable to AmeriCredit under a Dealer Agreement or pursuant to a Dealer Assignment.

         "Dealer Agreement" means any agreement between a Dealer and AmeriCredit
          ----------------
relating to the acquisition of Receivables from a Dealer by AmeriCredit.

         "Dealer Assignment" means, with respect to a Receivable, the executed
          -----------------
assignment executed by a Dealer conveying such Receivable to AmeriCredit.

         "Dealer Underwriting Guide" means the underwriting manual used by
          -------------------------
AmeriCredit in the purchase of Receivables as amended from time to time.

         "Force-Placed Insurance" has the meaning ascribed thereto in Section
          ----------------------
2.4 hereof.

         "Independent Accountants" means a firm of nationally recognized
          -----------------------
independent certified public accountants.

         "Insolvency Event" means, with respect to a specified Person, (a) the
          ----------------
filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Add-On Amount" means the premium charged to the Obligor in
          -----------------------
the event that the Servicer obtains Force-Placed Insurance pursuant to Section 2.4.

         "Insurance Policy" means, with respect to a Receivable, any insurance
          ----------------
policy (including the insurance policies described in Section 2.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

         "Lien Certificate" means, with respect to a Financed Vehicle, an
          ----------------
original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

         "Monthly Records" means all records and data maintained by the Servicer
          ---------------
with respect to the Receivables, including the following with respect to each
Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Outstanding Balance; original term; Annual Percentage Rate; current Outstanding Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; current Insurance Policy expiration date; and past due late charges.

         "Net Liquidation Proceeds" means, with respect to a Defaulted
          ------------------------
Receivable, all amounts realized with respect to such Receivable net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to
            --------  -------
any Receivable shall in no event be less than zero.

         "Note Insurer" means MBIA Insurance Corporation.
          ------------

         "Opinion of Counsel" means a written opinion of counsel addressed to
          ------------------
and acceptable to the Note Insurer.

         "Purchase Amount" means, with respect to a Receivable, the Outstanding
          ---------------
Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

         "Purchased Receivable" means a Receivable purchased as of the close of
          --------------------
business on the last day of a Settlement Period by AmeriCredit pursuant to
Section 2.7.

         "Rating Agency" means Moody's and Standard & Poor's.
          -------------

         "Receivable Files" means the following documents:
          ----------------

         (i) the fully executed original of the retail installment contract, promissory note, security agreement, or similar document evidencing such Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements);

         (ii) the original credit application, or a copy thereof, of each Obligor, fully executed by each such Obligor on AmeriCredit's customary form, or on a form approved by AmeriCredit, for such application; and

         (iii) the original certificate of title (when received) and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit as first lienholder or secured party (including any Lien Certificate received by AmeriCredit), or, if such original certificate of title has not yet been received, a copy of the application therefor, showing AmeriCredit as secured party.

         "Registrar of Titles" means, with respect to any state, the
          -------------------
governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Responsible Officer" means any officer in the corporate trust office
          -------------------
of the Trustee or any agent of the Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the other Transaction Documents on behalf of the Trustee.

         "Scheduled Receivables Payment" means, with respect to any Settlement
          -----------------------------
Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Settlement Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Settlement Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 2.2(b), the Scheduled Receivables Payment with respect to such Settlement Period shall refer to the Obligor's payment obligation with respect to such Settlement Period as so modified.

         "Servicer" means AmeriCredit Financial Services, Inc., as the servicer
          --------
of the Receivables, and

         "Servicer Termination Event" each successor Servicer pursuant to
          --------------------------
Section 4.3. "Servicer Termination Event" means an event specified in Section
4.1.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer
          ----------------------
delivered pursuant to Section 2.9, substantially in the form of Exhibit A.

         Section 1.2. Other Definitional Provisions.
                      -----------------------------

         (a) Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Security Agreement or the Note Purchase Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                   ADMINISTRATION AND SERVICING OF RECEIVABLES
                   -------------------------------------------

          Section 2.1. Duties of the Servicer.
                       ----------------------

         (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Lock-Box Agreement, accounting for collections and furnishing monthly and annual statements to the Collateral Agent with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

         (b) The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements and Third Party Loan Purchase Agreements (and shall maintain possession of the Dealer Agreements and Third Party Loan Purchase Agreements, to the extent it is necessary to do so), the Dealer Assignments, Third Party Lender Assignments and the Insurance Policies, to the extent that such Dealer Agreements,

Third Party Loan Purchase Agreements, Dealer Assignments, Third Party Lender Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. The Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor.

         (c) The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to
Section 2.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Collateral Agent shall, in its reasonable discretion, furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 2.2. Collection of Receivable Payments; Modifications of
                      ---------------------------------------------------
Receivables; Lock-Box Agreements.
--------------------------------

         (a) Consistent with the standards, policies and procedures required by this Agreement and the Credit and Collection Policy, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Third Party Loan Purchase Agreements, the Third Party Lender Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) So long as no Servicer Termination Event shall have occurred and be continuing, and in accordance with the Credit and Collection Policy, the Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within the Settlement Period in which such due date occurs or (ii) re-amortize the Scheduled Receivables Payments on the Receivable following a partial prepayment of principal, in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize Collections with respect to such Receivable, and is otherwise in the best interests of the Trust.

         (c) So long as no Servicer Termination Event shall have occurred and be continuing, and in accordance with the Credit and Collection Policy, the Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (in addition to those modifications permitted by Section 2.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize Collections with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, that any such amendment, modification or extension shall be delivered by the Servicer to the Custodian promptly after execution thereof.

         The Servicer shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lock-Box Banks, acting as agent for the Collateral Agent, on behalf of the Secured Parties pursuant to a Lock-Box Agreement. The Servicer shall use its best efforts to notify or direct any Lock-Box Bank to deposit all payments on the Receivables in the Lock-Box Account no later than the Business Day after receipt, and to cause all amounts credited to the Lock-Box Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lock-Box Account shall be a demand deposit account held by the Lock-Box Bank, or at the request of the Note Insurer, an Eligible Deposit Account.

         Notwithstanding any Lock-Box Agreement, or any of the provisions of this Agreement relating to the Lock-Box Agreement, the Servicer shall remain obligated and liable to the Trust, the Collateral Agent and Secured Parties for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lock-Box Agreement subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lock-Box Agreement to the same extent as if such Lock-Box Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lock-Box Agreement and an accounting of amounts collected and held by the Lock-Box Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Note Insurer elects to change the identity of the Lock-Box Bank, the outgoing Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Note Insurer to the Collateral Agent or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lock-Box Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lock-Box arrangements and the Servicer shall notify the Obligors to make payments to the Lock-Box established by the successor.

         (d) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lock-Box Bank for deposit into the Lock-Box Account and for transfer to the Collection Account in accordance with Section 2.2(c) hereof, in either case, without deposit into any intervening account and as soon as practicable, but in no event later than the Business Day after receipt thereof.

         Section 2.3 Realization upon Receivables.
                     ----------------------------

         (a) Consistent with the standards, policies and procedures required by this Agreement and the Credit and Collection Policy, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which all or any portion of a Scheduled Receivables Payment has become ninety-one (91) days delinquent; provided, however, that the Servicer may
                                        --------  -------
elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 2.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers and Third Party Lenders, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted by the Servicer to the Collection Account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor with respect to such Financed Vehicle or any amounts received from the related Dealer and Third Party Lender with respect to such Financed Vehicle, which amounts in reimbursement may be retained by the Servicer to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles.

         (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, Third Party Loan Purchase Agreement, Dealer Assignment or Third Party Lender Assignment, the act of commencement shall be deemed to be an automatic assignment from the

Trust to the Servicer of the rights under such Dealer Agreement, Third Party Loan Purchase Agreement, Dealer Assignment and Third Party Lender Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement, Third Party Loan Purchase Agreement, Dealer Assignment or Third Party Lender Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Third Party Loan Purchase Agreement, Dealer Assignment or Third Party Lender Assignment, the Sellers, at the Sellers' expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement, Third Party Loan Purchase Agreement, Dealer Assignment or Third Party Lender Assignment, including bringing suit in its name or the name of the Sellers or of the Trust. All amounts recovered in any legal proceeding shall be remitted directly by the Servicer to the Lock-Box Bank as provided in Section 2.2(d). Notwithstanding anything to the contrary contained herein, (i) the Note Insurer may, in its reasonable discretion, direct the Servicer (whether the Servicer is AmeriCredit or any other Person) to commence or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any Related Security and (ii) the Servicer shall not make the Collateral Agent or the Secured Parties a party to any litigation without the prior written consent of such Person; provided, however, that in the case of subsection (i) of this sentence, the Servicer may decline or refuse to act on instructions provided by the Note Insurer if, in the reasonable determination of the Servicer, such action is not consistent with any Requirements of Law (as defined in the Note Purchase Agreement) or the Credit and Collection Policy (as defined in the Security Agreement), or could result in legal or regulatory action against the Servicer.

         Section 2.4 Insurance.
                     ---------

         (a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral
                                                                    ----------
Insurance") which policy shall by its terms insure against physical loss and
---------
damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. All policies of Collateral Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer. The Servicer will administer the filing of claims under the Insurance Policies.

         (b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as "Force-Placed Insurance"). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable
----------------------
to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 2.4(c).

         (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Outstanding Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Note. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Outstanding Balance and accrued interest on such Receivable (until reduced to zero) and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

         (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Sellers, at the Sellers' expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust.

         (e)The Servicer will cause itself and may cause the Collateral Agent on behalf of the Secured Parties to be named as named insured under all policies of Collateral Insurance.

          Section 2.5.   Maintenance of Security Interests in Vehicles.
                         ---------------------------------------------

          (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Contract in the related Financed Vehicle with respect to each Receivable, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Contracts. The Servicer shall take all action required under Section
2.1 and 2.6 of the Security Agreement with respect to the notation of Contracts and the marking of records of the Trust. The Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that AmeriCredit's designation as the secured party on the certificate of title is in its capacity as Servicer as agent of the Trust.

          (b) Upon the occurrence of a Termination and Amortization Event, the
Note Insurer may instruct the Collateral Agent and the Servicer to take or cause to be taken such action as may, in the discretion of the Note Insurer, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles to name the Collateral Agent on behalf of the Secured Parties as lienholder or by such other reasonable means as may, in the opinion of counsel to the Note Insurer, be necessary or prudent. Any costs associated with such retitling shall be paid by the Servicer and to the extent not so paid, the Note Insurer shall have the option to pay such costs and shall be entitled to reimbursement therefor pursuant to Section 2.3(a)(ix) of the Security Agreement and the Collateral Agent shall not be responsible for any such costs.

          Section 2.6.   Covenants, Representations, and Warranties of Servicer.
                         ------------------------------------------------------

          (a) The Servicer covenants as follows:

          (i)   Liens in Force. The Financed Vehicle securing each Receivable
                --------------
     shall not be released in whole or in part from the security interest granted by the related Contract, except upon payment in full of the Receivable or as otherwise contemplated herein;

          (ii)  No Impairment. The Servicer shall do nothing to impair the
                -------------
     rights of the Trust or the Secured Parties in the Receivables, the Dealer Agreements, the Third Party Loan Purchase Agreements, the Dealer Assignments, the Third Party Lender Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

          (iii) No Amendments. The Servicer shall not extend or otherwise amend
                -------------
     the terms of any Receivable, except in accordance with Section 2.2; and

          (iv)  Restrictions on Liens. The Servicer shall not (i) create, incur
                ---------------------
     or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Collateral Agent for the benefit of the Secured Parties and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names AmeriCredit or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Collateral Agent, for the benefit of the Secured Parties.

          (b) The Servicer represents and warrants as follows:

          (i)   Representations and Warranties.  Each Receivable is an Eligible
                ------------------------------
     Receivable;

          (ii)  Organization and Good Standing. The Servicer has been duly
                ------------------------------
     organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, all power, authority and legal right required to enter into and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party;

          (iii) Due Qualification. The Servicer is duly qualified to do business
                -----------------
     as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iv)  Power and Authority. The Servicer has the full power and
                -------------------
     authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action;

          (v)   Binding Obligation. This Agreement and the other Transaction
                ------------------
     Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (vi)  No Violation. The consummation of the transactions contemplated
                ------------
     by this Agreement and the other Transaction Documents to which the Servicer is a party, and the fulfillment of the terms of this Agreement and the Transaction Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties and do not require any action by or require the consent of or the filing of any notice with any Official Body or other Person;

          (vii)  No Proceedings. There are no proceedings or investigations
                 --------------
     pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (D) that could have a Material Adverse Effect on the Receivables; and

          (viii) No Consents. The Servicer is not required to obtain the consent
                 -----------
     of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

          Section 2.7. Purchase of Receivables Upon Breach of Covenant or
                       --------------------------------------------------
Representation and Warranty. Upon discovery by either of the Servicer or a
---------------------------
Responsible Officer of the Note Insurer of a breach of any of the covenants set forth in Sections 2.5(a), 2.6(a), 5.1, 5.2, 5.3 or 5.9, the party discovering such breach shall give prompt written notice to all of the parties hereto; provided, however, that the failure to give any such notice shall not affect any
--------  -------
obligation of AmeriCredit as Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Sections 2.5(a), 2.6(a), 5.1, 5.2, 5.3 or 5.9 which materially and adversely affects the interests of the Secured Parties in any Receivable (including any Defaulted Receivable) (or, at AmeriCredit's election, the first Accounting Date so following) or the related Financed Vehicle, AmeriCredit shall, unless such breach shall have been cured in all material respects by the last day of the second Settlement Period after such breach, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, AmeriCredit shall pay the related Purchase Amount to the Trust. It is understood and agreed that the obligation of AmeriCredit to purchase any Receivable (including any Defaulted Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit for such breach available to the Secured Parties or the Collateral Agent except as otherwise provided in the Insurance Agreement; provided, however, that
                                               --------  -------
AmeriCredit shall indemnify the Trust, the Collateral Agent and the Secured Parties from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

          Section 2.8.  Total Servicing Fee; Payment of Certain Expenses by
                        ---------------------------------------------------
Servicer. On each Remittance Date, the Servicer shall to the extent provided in
--------
Section 2.3(a) of the Security Agreement be entitled to receive out of the Collection Account the Servicing Fee for the related Settlement Period. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Secured Parties and all other fees and expenses of the Collateral Agent (to the extent such fees and expenses are not paid pursuant to Section 2.3(a) of the Security Agreement), except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of AmeriCredit). The Servicer shall be liable for the fees and expenses of the Custodian, the Collateral Agent, the Lock-Box Bank (and any fees under the Lock-Box Agreement) and the Independent Accountants.

          Section 2.9.  Servicer's Certificate. No later than 5 p.m. Eastern
                        ----------------------
time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trust, the Note Insurer and the Collateral Agent a Servicer's Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as Exhibit A. Receivables purchased by the Servicer or by the Sellers on the related Accounting Date and each Receivable which became a Defaulted Receivable or which was paid in full during the related Settlement Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also state whether to the knowledge of the Servicer a Termination and Amortization Event or Potential Termination and Amortization Event has occurred.

          Section 2.10. Annual Statement as to Compliance, Notice of Servicer
                        ------------------------------------------------------
Termination Event.
-----------------

          (a) The Servicer shall deliver to the Note Insurer, the Trust, and the Collateral Agent, on or before October 31 (or one hundred twenty (120) days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2002, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of June 30 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Trust, the Note Insurer and the Collateral Agent, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 4.1(a). The Servicer shall, and shall cause the Sellers to, deliver to the Note Insurer, the Collateral Agent and the Servicer promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 4.1.

          Section 2.11. Annual Servicing Review. The Servicer shall cause a firm
                        -----------------------
of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer,
 -----------------------
to deliver to the Trustee, the Collateral Agent, the Note Insurer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2002, with respect to the twelve (12) months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the "Accountants' Report")
                                                       -------------------
addressed to the Board of Directors of the Servicer, to the Trustee, the Collateral Agent, and to the Note Insurer, to the effect that such firm has audited the books and records of AmeriCredit Corp., in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of AmeriCredit Corp. and that (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants, and (3) includes a report on the application of agreed upon procedures to three (3) randomly selected Servicer's Certificates including the delinquency, default and loss statistics required to be specified therein noting whether any exceptions or errors in the Servicer's Certificates were found. Without otherwise limiting the scope of the examination, the Note Insurer may, using generally accepted audit procedures, verify the status of each Receivable and review the Receivable Files and records relating thereto for conformity to the Servicer's Certificates prepared pursuant to Section 2.09 hereof, conformity with the Dealer Underwriting Guide and with the Credit and Collection Policy and compliance with the servicing standards and the Credit and Collection Policy pursuant to this Agreement. In furtherance and not in limitation of the foregoing, a quarterly operational audit shall be performed with respect to the Receivable Files by an independent auditor approved in writing by the Note Insurer commencing with the June 2002 quarter end and such report shall be delivered 30 days after each quarter end. The scope of such quarterly audit shall be as set forth in Exhibit C hereto.

          Section 2.12. Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding Receivables. The Servicer shall provide to representatives of the
---------------------
Collateral Agent and the Note Insurer reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge and, provided no Servicer Termination Event or Potential Termination and Amortization Event shall have occurred, only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 2.13. Monthly Tape. On or before the Remittance Date, the
                        ------------
Servicer will deliver to the Collateral Agent and the Note Insurer a computer tape or a diskette (or any other electronic transmission acceptable to the Collateral Agent) in a format acceptable to the Collateral Agent containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer's Certificate relating to the immediately preceding Determination Date and necessary to review the application of collections. The Collateral Agent shall use such tape or diskette (or other electronic transmission acceptable to the Collateral Agent) to (i) confirm that the Servicer's Certificate is complete, (ii) confirm that such tape, diskette or other electronic transmission is in readable form, (iii) verify the mathematical accuracy of all calculations contained within the Servicer's Certificate and
(iv) calculate and confirm any amounts distributed. The Collateral Agent shall certify to the Note Insurer that it has verified the Servicer's Certificate in accordance with this Section and shall notify the Servicer and the Note Insurer of any discrepancies, in each case, on or before the second Business Day following the Remittance Date. In the event that the Collateral Agent reports any discrepancies, the Servicer and the Collateral Agent shall attempt to reconcile such discrepancies prior to the next succeeding Remittance Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the next succeeding Remittance Date. In the event that the Collateral Agent and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the next succeeding Remittance Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the last day of the month after the month in which such Servicer's Certificate was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for the next succeeding Remittance Date, and/or the Servicer's Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Note Insurer, deliver to the Collateral Agent its Collection Records and its Monthly Records within fifteen (15) days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Collateral Agent shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Collateral Agent shall have no liability for any actions taken or omitted by the Servicer.

          Section 2.14. Fidelity Bond and Errors and Omissions Policy. The
                        ---------------------------------------------
Servicer has obtained, and shall continue to maintain in full force and effect, a fidelity bond and errors and omissions policy of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

                                   ARTICLE III

                                  THE SERVICER
                                  ------------

          Section 3.1. Liability of Servicer; Indemnities.
                       ---------------------------------------

          (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement and the Security Agreement specifically undertaken by the Servicer and the representations made by the Servicer herein and therein.

          (b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Collateral Agent, the Note Insurer, the Secured Parties and their respective officers, directors, agents and employees, from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

          (c) AmeriCredit shall indemnify, defend and hold harmless the Trust, the Trustee, the Collateral Agent, the Note Insurer, the Secured Parties and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust) and costs and expenses in defending against the same;

          (d) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, and the Collateral Agent, the Secured Parties and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Collateral Agent or the Secured Parties by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement;

          (e) AmeriCredit shall indemnify the Collateral Agent, the Trustee and their officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Transaction Documents other than if such loss, liability or expense is conclusively determined by a judicial proceeding to have been incurred by the Collateral Agent as a result of any such entity's willful misconduct, bad faith or negligence,; and

          (f) Indemnification under this Article shall survive the termination of the Transaction Documents or the resignation and removal of the Trustee and the Collateral Agent and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

          Section 3.2.  Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of the Servicer. AmeriCredit shall not merge or consolidate with any
---------------------------
other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and shall be acceptable to the Note Insurer in the Note Insurer's sole discretion. Any corporation (i) into which AmeriCredit may be merged or consolidated, (ii) resulting from any merger or consolidation to which AmeriCredit shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit, or (iv) succeeding to the business of AmeriCredit, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release AmeriCredit from any obligation. AmeriCredit shall provide notice of any merger, consolidation or succession pursuant to this Section to the Collateral Agent and the Secured Parties. Notwithstanding the foregoing, AmeriCredit shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no Termination and Amortization Event or Potential Termination and Amortization Event shall have occurred and be continuing, (y) AmeriCredit shall have delivered to the Collateral Agent and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit shall have delivered to the Collateral Agent and the Note Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          Section 3.3.  Limitation on Liability of Servicer and Others. None of
                        ----------------------------------------------
AmeriCredit nor any of the directors or officers or employees or agents of AmeriCredit shall be under any liability to the Trust or the Secured Parties, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect AmeriCredit or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties; provided further that this provision shall not affect any liability to indemnify the Collateral Agent for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Collateral Agent, in its individual capacity. AmeriCredit and any director, officer, employee or agent of AmeriCredit may rely in good faith on the written advice of counsel selected by it with due care or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

          Section 3.4.  Delegation of Duties. The Servicer may delegate duties
                        --------------------
under this Agreement to an Affiliate of AmeriCredit with the prior written consent of the Note Insurer. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles,
(ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Defaulted Receivables, in each case, without the consent of the Note Insurer and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, with the prior consent of the Note Insurer; provided, however, that
                                                        --------  -------
no such delegation or sub-contracting duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither AmeriCredit or any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Note Insurer.

          Section 1.1.  Servicer Not to Resign. Subject to the provisions of
                        ----------------------
Section 3.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer and the Note Insurer does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Note Insurer. No resignation of the Servicer shall become effective until a successor Servicer that is an eligible servicer as approved by the Note Insurer, shall have assumed the responsibilities and obligations of the Servicer.

          Section 1.2.  Administrative Duties of Servicer.
                        ---------------------------------

          (a) Duties with Respect to the Transaction Documents. The Servicer shall perform the duties of the Debtor under the Transaction Documents. In furtherance of the foregoing, the Servicer shall consult with the Trustee as the Servicer deems appropriate regarding the duties of the Debtor under the Transaction Documents. The Servicer shall monitor the performance of the Debtor and shall advise the Trustee when action is necessary to comply with the Debtor's duties under the Transaction Documents. The Servicer shall prepare for execution by the Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Debtor or the Trustee to prepare, file or deliver pursuant to the Transaction Documents.

          (b)  Duties with Respect to the Debtor.
               ---------------------------------

          (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare, or shall cause the preparation, for execution by the Trustee or other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Debtor to prepare, file or deliver pursuant to state and federal tax and securities laws. The

Servicer shall administer, perform or supervise the performance of such other activities in connection with the Debtor as are not covered by any of the foregoing provisions and as are expressly requested by the Trustee and are reasonably within the capability of the Servicer.

          (ii) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly notifying the Trustee in the event that any withholding tax is imposed on the Debtor's payments (or allocations of income) to a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Trustee pursuant to such provision.

          (c)  Records. The Servicer shall maintain appropriate books of account
               -------
and records relating to services performed under this Agreement and as required by the Transaction Documents, which books of account and records shall be accessible for inspection by the Trustee and the Note Insurer at any time during normal business hours.

          (d)  Additional Information to be Furnished to the Trustee and the
               -------------------------------------------------------------
Note Insurer. The Servicer shall furnish to the Trustee from time to time such
------------
additional information regarding the Debtor or the Transaction Documents as the Trustee and the Note Insurer shall reasonably request.

                                   ARTICLE IV

                              SERVICER TERMINATION
                              --------------------

          Section 4.1. Servicer Termination Event. For purposes of this
                       --------------------------
Agreement, each of the following shall constitute a "Servicer Termination
Event":

          (a) Any failure by the Servicer to deliver to the Collateral Agent for distribution to Secured Parties payment required to be so delivered under the terms of the Transaction Documents;

          (b) Failure on the part of the Servicer duly to observe or perform in any material respect any covenant or agreement set forth in this Agreement or any other Transaction Document to which it is a party, which failure continues unremedied for a period of ten (10) days;

          (c) Any representation, warranty, certification or statement made by the Servicer (including AmeriCredit, if it is the Servicer) or the Trust, any Seller or any Affiliate of the Trust or any Seller (in the event that the Trust, any Seller or such Affiliate is then acting as the Servicer) in this Agreement, the Receivables Purchase Agreement or in any of the other Transaction Documents or in any certificate or report delivered by it pursuant to any of the foregoing shall prove to have been incorrect in any material respect when made or deemed made;

          (d) The Servicer shall materially modify the Credit and Collection Policy, unless it has given the Note Insurer prompt notification of such modification and the Note Insurer has determined in its reasonable discretion that such modification is not a material adverse change;

          (e)  The occurrence of a Termination and Amortization Event listed in
Section 6.1 of the Security Agreement;

          (f) Any Event of Bankruptcy shall occur with respect to the Servicer or any of its Subsidiaries or Affiliates;

          (g) There shall have occurred a Material Adverse Effect with respect to the Servicer since the end of the last fiscal year ending prior to the date of its appointment as Servicer hereunder or any other event shall have occurred which, in the commercially reasonable judgment of the Note Insurer, materially and adversely affects the Servicer's ability to either collect the Receivables or to perform under this Agreement; and

          (h) Failure of the Servicer or any Subsidiary of the Servicer to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $5,000,000, in the case of AmeriCredit or any Subsidiary of AmeriCredit (other than the Debtor), is governed; or the default by the Servicer or any Subsidiary of the Servicer in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Servicer or any Subsidiary of the Servicer greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Indebtedness owing by the Servicer or any Subsidiary of the Servicer greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          Section 4.2. Consequences of a Servicer Termination Event. If a
                       --------------------------------------------
Servicer Termination Event shall occur and be continuing, the Collateral Agent, with the consent of the Note Insurer, by notice given in writing to the Servicer may, or at the direction of the Note Insurer shall, terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Receivables or the Other Conveyed Property (as defined in the Master Receivables Purchase Agreement) or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of a successor Servicer acceptable to the Note Insurer); provided, however, that the successor Servicer shall have no liability with
--------  -------
respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the

Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or a successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Note Insurer, the successor Servicer shall terminate the Lock-Box Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with
Section 2.2(d)), or to a Lock-Box Account established by the successor Servicer at the direction of the Note Insurer, at the successor Servicer's expense. The terminated Servicer shall grant the Collateral Agent, the successor Servicer and the Note Insurer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

          Section 4.3. Appointment of Successor.
                       ------------------------

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 4.2, or upon the resignation of the Servicer, the Collateral Agent shall appoint an alternate successor Servicer upon written direction from the Note Insurer, provided that any successor Servicer may not be an Affiliate (as defined in the Security Agreement) of the Note Insurer, who shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 4.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

          (b) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. The Collateral Agent and such successor Servicer may agree on additional reasonable compensation to be paid to such successor Servicer. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer.

          Section 4.4. Notification to Secured Parties. Upon any termination of,
                       -------------------------------
or appointment of a successor to, the Servicer, the Collateral Agent shall give prompt written notice thereof to each Secured Party.

          Section 4.5. Waiver of Past Defaults. The Agent may, on behalf of all
                       -----------------------
Secured Parties, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                    ARTICKE V

                                  THE CUSTODIAN
                                  -------------

          Section 5.1. Appointment of Custodian; Acknowledgment of Receipt;
                       ----------------------------------------------------
Monthly Exception Reports. Subject to the terms and conditions hereof, the
-------------------------
Collateral Agent hereby revocably appoints the Custodian and the Custodian hereby accepts such appointment, as custodian and bailee on behalf of the Collateral Agent (for the benefit of the Secured Parties) to maintain exclusive custody of the Receivable Files relating to the Receivables from time to time held as part of the Collateral; provided, however, that neither the Collateral
                                --------  -------
Agent nor any Secured Party shall be responsible for the acts or omissions of the Custodian. In performing its duties hereunder, the Custodian agrees to act with that degree of care, skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others, and, in any event, to exercise at least that degree of care, skill and attention that it exercises with respect to its own assets. The Custodian, as of each Receivables Transfer Date with respect to the Receivables sold on such date, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedules of Receivables attached to the related Supplement, subject to any exceptions noted on the applicable Custodian's Acknowledgment. As evidence of its acknowledgement of such receipt of such Records, the Custodian shall execute and deliver to the Collateral Agent and the
Note Insurer on each Receivables Transfer Date with respect to the Receivables sold on such date, the Custodian's Acknowledgement in the form attached hereto as Schedule A. In addition, the Custodian shall deliver to the Collateral Agent and the Note Insurer a monthly exception report in the form attached as Exhibit B hereto. AmeriCredit shall be required to repurchase the Receivables listed on the monthly exception report pursuant to Section 2.7 hereof, in the event that the related Lien Certificates are indicated as not having been received by the 181st day following the date of origination of the related Receivables.

          Section 5.2. Maintenance of Records at Office. The Custodian agrees to
                       --------------------------------
maintain the Receivable Files at 4001 Embarcadero Drive, Arlington, Texas 76014 or at such other office as shall from time to time be identified to the Collateral Agent and the Note Insurer, and the Custodian will hold the Receivable Files in such office on behalf of the Collateral Agent (for the benefit of the Secured Parties), clearly identified on its records as being separate from any other instruments and files, including other instruments and files held by the Custodian, and in compliance with Section 5.3(b) hereof.

          Section 5.3. Duties of Custodian.
                       -------------------

          (a)  Safekeeping. (i) The Custodian shall hold the Receivable Files on
               -----------
behalf of the Collateral Agent (for the benefit of the Secured Parties) clearly identified as being separate from all other files or records maintained by the Custodian, whether at the same or any other location, and shall maintain such accurate and complete accounts, records or computer systems pertaining to each Receivable File as are required to comply with the terms and conditions of the Note Purchase Agreement. Each Contract shall be stamped on both of the first page and the signature page (if different) in accordance with the requirements of any Opinion of Counsel or as otherwise is deemed necessary or desirable by the Collateral Agent and the Note Insurer. Each

Receivable shall be identified on the books and records of the Custodian in an manner that (x) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar receivables, (y) indicates that the Receivables are held by the Custodian on behalf of the Collateral Agent and (z) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Collateral Agent, the Note Insurer and the Custodian to verify the accuracy of the Custodian's inventory and recordkeeping. Such inspections shall be conducted at such times, in such manner and by such persons, including, without limitation, independent accountants, as the Collateral Agent and the Note Insurer may request and the cost of such inspections shall be borne by the Custodian. The Custodian shall promptly report to the Collateral Agent and the Note Insurer any failure on the Custodian's part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and the Custodian shall promptly take appropriate action to remedy any such failure.

          (ii) Notwithstanding the above paragraph (i), upon a Servicer Termination Event, at the direction of the Note Insurer, the Custodian shall deliver the Receivable Files within thirty (30) days of such notice to the Collateral Agent and the Collateral Agent shall hold such Receivable Files on behalf of the Secured Parties. Subject to Section 5.3(c) hereof and the preceding sentence, the Custodian shall at all times maintain the original of the fully executed original retail installment sales contract or promissory note and of the Lien Certificate or application therefore, if no such Lien Certificate has yet been issued, relating to each Receivable in a fire resistant vault.

          (b)  Access to Records. The Custodian shall, subject only to the
               -----------------
Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Secured Parties and the Collateral Agent or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as any of the Secured Parties or the Collateral Agent may reasonably request.

          (c)  Release of Documents. The Custodian shall release such Receivable
               --------------------
Files to the Servicer only (1) upon payment in full of such Receivable or (2) as required from time to time as appropriate for servicing and enforcing any Receivable but, in the case of clause (1) or (2), only as is consistent with the terms of the Note Purchase Agreement and the Security Agreement.

          (d)  Administration; Reports. The Custodian shall, in general, attend
               -----------------------
to all ministerial matters in connection with maintaining custody of the Receivable Files on behalf of the Collateral Agent. In addition, the Custodian shall assist the Collateral Agent or the Servicer, as the case may be, in the preparation of any routine reports to Secured Parties or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivable Files.

         Section 5.4. Instructions; Authority to Act. The Custodian shall be
                      ------------------------------
deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Collateral Agent. Such instructions may be general or specific in terms.

         Section 5.5. Custodian Fee. For its services under this Agreement, the
                      -------------
Custodian shall be entitled to reasonable compensation to be paid by the Servicer.

         Section 5.6. Indemnification by the Custodian. The Custodian agrees to
                      --------------------------------
indemnify the Secured Parties, the Trust, the Note Insurer, the Trustee and the Collateral Agent for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against any of the Secured Parties, the Trust, the Note Insurer and/or the Collateral Agent as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files or any default by the Custodian of its obligations hereunder; provided, however, that the Custodian shall not be
                              --------  -------
liable to any party indemnified hereunder for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses as are due to the willful misfeasance, bad faith or gross negligence of such indemnified party.

         Section 5.7. Advice of Counsel. The Custodian shall be entitled to rely
                      -----------------
and act upon advice of counsel selected by it with due care with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken in good faith pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

         Section 5.8. Effective Period, Termination, and Amendment; Interpretive
                      ----------------------------------------------------------
and Additional Provisions. This Agreement shall become effective as of the date
-------------------------
hereof and shall continue in full force and effect until terminated as hereinafter provided. This Agreement may be amended at any time by agreement of the Collateral Agent, the Note Insurer and the Custodian and the rights and obligations of the Servicer and the Custodian may be terminated by the Note Insurer following a Termination and Amortization Event; provided so long as
                                                        --------
AmeriCredit is Custodian, the Custodian shall not resign from the obligations and duties imposed on it by this Agreement, except upon a determination that by reason of a change in legal requirements, the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on it and the Note Insurer does not elect to waive the obligations of the Custodian to perform the duties which render it legally unable to act or to delegate those duties to another Person; provided, further, that any such determination permitting the
        --------  -------
resignation of the Custodian shall be evidenced by an Opinion of Counsel to such effect delivered to the Note Insurer and the Collateral Agent that is acceptable to the Note Insurer. So long as AmeriCredit is serving as Custodian, any termination of AmeriCredit as Servicer under the Note Purchase Agreement or the Security Agreement shall terminate AmeriCredit as Custodian under this Agreement. Immediately after receipt of notice of termination of this Agreement, the Custodian shall deliver the Receivable Files to the Collateral Agent on behalf of the Secured Parties, at such place or places as the Collateral Agent may designate, and the Collateral Agent, or its agent, as the case may be, shall act as custodian for such Records on behalf of the Secured Parties until such times as a successor custodian acceptable to the Note Insurer has been appointed by the Collateral

Agent. (For the avoidance of doubt, during any such period, the Collateral Agent shall be acting in its capacity as Collateral Agent, including the standard of care and liability in such capacity, and not as a successor "Custodian" hereunder.) If, within thirty (30) days after the termination of this Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Collateral Agent may enter the premises of the Custodian and remove the Receivable Files from such premises. In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

         Section 5.9. Representations, Warranties and Covenants of Custodian.
                      ------------------------------------------------------

         (a) The Custodian hereby represents and warrants to, and covenants with, the Collateral Agent and the Secured Parties that as of the date hereof and as of each Receivables Transfer Date:

         (i) The Custodian is duly organized, validly existing and in good standing under the laws of the state of its incorporation;

         (ii) The Custodian has the full power and authority to hold each Receivable File on behalf of the Collateral Agent, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

         (iii) The consummation of the transactions contemplated by this Agreement and the Transaction Documents to which the Custodian is a Party, and the fulfillment of the terms of this Agreement and the Transaction Documents to which the Custodian is a Party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Custodian, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Custodian is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Custodian of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Custodian or any of its properties and do not require any action by or require the consent of or the filing of any notice with any Official Body or other Person;

         (iv) There is no litigation pending or, to the Custodian's knowledge, threatened, which if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian thereunder, or which would have a material adverse effect on the financial condition of the Custodian;

         (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby;

         (vi) Upon written request of the Collateral Agent or the Note Insurer, the Custodian shall take such steps as requested by the Collateral Agent or the Note Insurer to protect or maintain any interest in any Receivable; and

         (vii) The Custodian has not been notified by any party that any third party claims an interest in the Receivables or is requesting the Custodian to act as a bailee with respect to the Records, except such interests that are created under the Master Receivables Purchase Agreement, the Security Agreement, the Note Purchase Agreement and any Supplement.

         (b) The Custodian covenants and warrants to the Collateral Agent and each of the Secured Parties that as of the date of each Custodian's
Acknowledgment: (i) it holds no adverse interest, by way of security or otherwise, in any Receivable or Receivable File; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian in or to any Receivable or Receivable File, other than the Custodian's rights as custodian hereunder.

         (c) The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, a fidelity bond and errors and omissions policy of a type and in such amount as is customary for custodians engaged in the business of acting as custodian of automobile receivables and shall maintain any other similar insurance policies that are customarily maintained by custodians engaged in the business of acting as custodian of automobile receivables. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Collateral Agent and the Note Insurer containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by certified mail, of ten (10) days advance notice thereof.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         Section 6.1. Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof.

         Section 6.2. Notices. All demands, notices and communications hereunder
                      -------
shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and confirmation is received, (ii) if given by mail three (3) Business Days following such posting, if postage prepaid, or if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section.

                  If to the Trust:
                  ---------------

                  AmeriCredit MTN Receivables Trust III
                    c/o Bankers Trust (Delaware)
                  E.A. Delle Donne Corporate Center
                  Montgomery Building
                  1011 Centre Road, Suite 200
                  Wilmington, Delaware  19805
                  Attention:  Corporate Trust Administration

                  Telephone:  (302) 636-3305
                  Telecopy:  (302) 636-3222

                  with a copy to:

                  Bankers Trust Company
                  100 Plaza One, 6/th/ Floor
                  Jersey City, New Jersey  07310
                  Attention:  Asset Backed Finance Unit

                  If to the Servicer or the Custodian:
                  -----------------------------------

                  AmeriCredit Financial Services, Inc.
                  801 Cherry Street
                  Suite 3900
                  Fort Worth, Texas  76102

                  Telephone:  (817) 302-7022
                  Telecopy:  (817) 302-7942

                  If to the Note Insurer:
                  ----------------------

                  MBIA Insurance Corporation
                  113 King Street
                  Armonk, NY 10504
                  Attention:  Insured Portfolio Management - SF

                  Telephone:  (914) 273-4545
                  Telecopy:  (914) 765-3810

         If to the Collateral Agent:
         --------------------------

         JPMorgan Chase Bank
         450 W. 33rd Street
         New York, NY 10001
         Attention:  AmeriCredit MTN Receivables Trust III

         Telephone:  (212) 946-3651
         Telecopy:   (212) 946-8302

         Section 6.3. Binding Effect. This Agreement shall be binding upon and
                      --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, each of the Secured Parties shall be an express third party beneficiary hereof entitled to enforce the terms hereof as if it were a party hereto. Concurrently with the appointment of a successor Collateral Agent under the Security Agreement, the parties hereto shall amend this Agreement to make said Collateral Agent, the successor to the Collateral Agent hereunder.

         Section 6.4. Severability. Any provision of this Agreement that is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.5. Separate Counterparts. This Agreement may be executed by
                      ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 6.6. Limitation of Liability of Trustee. It is expressly
                      ----------------------------------
understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trust,
(c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Transaction Documents; provided, however, that no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its action in bad faith or its own willful misconduct.

         Section 6.7.Waivers; Amendment
                     ------------------

         (a) No failure or delay on the part of the Collateral Agent, the Note Insurer, the Note Insurer or any of the Secured Parties in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

         (b) Any provision of this Agreement or any of the Transaction Documents may be amended or waived if, but only if, such amendment is in writing and is signed by the Debtor, the Collateral Agent, the Custodian, the Servicer and the Purchaser and the Note Insurer.

         Section 6.8. Nonpetition Covenants. None of the parties shall petition
                      ---------------------
or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Debtor, AMTN or Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Debtor, AMTN or the Purchaser (as defined in the Note Purchase Agreement) or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Debtor, AMTN and the Purchaser. This Section 6.8 shall be continuing and shall survive any termination of this Agreement.

         Notwithstanding anything else herein to the contrary, in no event shall the Collateral Agent be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

                                        JPMorgan Chase Bank
                                         solely in its capacity as Collateral
                                         Agent

                                        By:_________________________________
                                        Name:
                                        Title:



                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Servicer and Custodian

                                        By:_________________________________
                                        Name:
                                        Title:


                                        AMERICREDIT MTN RECEIVABLES TRUST III
                                        By: BANKERS TRUST (DELAWARE),
                                            not in its individual capacity but
                                            solely as Trustee

                                        By:_________________________________
                                        Name:
                                        Title:


                       [Servicing and Custodian Agreement]

                                                                      EXHIBIT C

                            SCOPE OF QUARTERLY AUDIT

1. MBIA will provide an account listing of a random sample of 125 accounts on a quarterly basis. The accounts will be selected from the pool of collateral then backing the Meridian facilities. AmeriCredit will provide a pool cut to MBIA on a quarterly basis for this purpose.

2. The auditor will specify any changes to AmeriCredit's underwriting guidelines since the last quarterly review.

3. The auditor will review the random sample of 125 accounts for document completeness and adherence to AmeriCredit's stated underwriting criteria.

4. The auditor will review the contract files for the following documents and report on any missing items:

      .  Signed Credit Application
      .  Credit Report
      .  Title or Application for Title
      .  Income and Employment Confirmations
      .  Residence Confirmations
      .  Signed Installment Sales Contract
      .  Agreement to Obtain Insurance or Insurance Binder
      .  Odometer Statement

5. The auditor will review the selected sample and identify and document any exceptions or deviations from the stated underwriting guidelines with regards to the following items:


--------------------------------------------------------------------------------
                               Guideline                          Criteria
--------------------------------------------------------------------------------
Minimum Time at Residence                                   1 year
--------------------------------------------------------------------------------
Minimum Housing Payment                                     $300 (Typically)
--------------------------------------------------------------------------------
Monthly Payment for Auto Insurance                          $100
--------------------------------------------------------------------------------
Minimum Age of Borrower                                     18 years
--------------------------------------------------------------------------------
Minimum Years on the Job                                    1 year
--------------------------------------------------------------------------------
Minimum Monthly Income                                      $1,300 (Gross)
--------------------------------------------------------------------------------
Maximum Debt Ratio (Credit Score * 230)                     55%
--------------------------------------------------------------------------------
Maximum Debt Ratio (Credit Score **** 230)                  60%
--------------------------------------------------------------------------------
Maximum Payment to Income Ratio                             21%
--------------------------------------------------------------------------------
Bankruptcy Score                                            **** 200
--------------------------------------------------------------------------------

* means less than
**** means more than equal to

------------------------------------------------------------------------------------
                               Guideline                            Criteria
------------------------------------------------------------------------------------
Income and Employment Verification                               Required/1/
------------------------------------------------------------------------------------
Residence Verification                                           Required/1/
------------------------------------------------------------------------------------
Minimum Internal Credit Score                                    210
------------------------------------------------------------------------------------
Maximum Mileage (Loan Term *** 60 months)                        80,000 miles
------------------------------------------------------------------------------------
Maximum Mileage (Loan Term ** 60 months)                         30,000 miles
------------------------------------------------------------------------------------
Maximum Loan Term (Credit Score *** 220)                         60 months
------------------------------------------------------------------------------------
Maximum Loan Term (Credit Score **** 220)                        72 months
------------------------------------------------------------------------------------
Maximum Unpaid Loan to Value (Credit Score * 200)/3/             115%
------------------------------------------------------------------------------------
Maximum Unpaid Loan to Value (Credit Score *** 200)/3/           120%
------------------------------------------------------------------------------------
Maximum Amount Financed to Value (Credit Score * 210)            120%
------------------------------------------------------------------------------------
Maximum Amount Financed to Value (Credit Score **** 210 *** 229) 136%
------------------------------------------------------------------------------------
Maximum Amount Financed to Value (Credit Score **** 230)         137%
------------------------------------------------------------------------------------
Excluded Vehicles                                                vs. Current List/2/
------------------------------------------------------------------------------------

**** means more than equal to
*** means less than equal to
** means more than
* means less than

Any exceptions to stated policy should be checked as to whether or not they were authorized/approved by management and documented as such.













___________________

         /1/ This requirement is waived on transactions that are considered "Preferred," "Select" or "Valued" customer programs.

         /2/ Current List: Alfa Romeo, Daihatsu, Merkur, Peugeot, Yugo, Sterling and Renault. Also 1998 and older Hyundai, Suzuki, Kia and Daewoo.

         /3/ The unpaid loan to value ratio equals the sales price of the vehicles plus sales tax less all down-payments including trade-in and manufacturer's rebate (Contract line 3) divided by the value of the vehicle.

                                                                     SCHEDULE A

                       FORM OF CUSTODIAN'S ACKNOWLEDGMENT

         AmeriCredit Financial Services, Inc. (the "Custodian"), acting as
                                                    ---------
Custodian under a Servicing and Custodian Agreement, dated as of February 25, 2002 (the "Servicing and Custodian Agreement"), between the Custodian,
           ---------------------------------
AmeriCredit MTN Receivables Trust III, as Debtor, and JPMorgan Chase Bank, as Collateral Agent, pursuant to which the Custodian holds on behalf of the Secured Parties certain Receivable Files (as defined in the Servicing and Custodian Agreement), hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedules of Receivables attached as Exhibits to the Supplements to the Receivables Purchase Agreement, dated [insert date of the
                                                          ------------------
relevant Supplement], except as noted in the Exception List attached as Schedule
-------------------
I hereto, if any.

         IN WITNESS WHEREOF, AmeriCredit Financial Services, Inc., has caused this acknowledgment to be executed by its duly authorized officer as of this [_] day of [_], [_].

                                            AMERICREDIT FINANCIAL SERVICES, INC.
                                            as Custodian

                                            By:________________________
                                            Name:
                                            Title: